UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported): April 22,
                    2003 (April 15, 2003)

             Commission File Number: 000-32855

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

           Delaware                          74-2982117
(State or Other Jurisdiction of            (IRS Employer
Incorporation or Organization)           Identification No.)

    401 Whitney Avenue, Suite 400
         Gretna, Louisiana                    70056-2596
(Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, Including Area Code:
			(504)367-7030


ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 15, 2003, Torch Offshore, Inc. (the "Company") issued a press release announcing that substantially all of the conditions required for the conversion contract for the conversion of the Midnight Express, entered into with Davie Maritime Inc. of Quebec, Canada, through its subsidiary, Torch Express, L.L.C., to become effective have been satisfied. The remaining conditions to be satisfied are the closing of the Company's $60.0 million financing with Regions Bank and Export Development Canada (EDC) to fund the conversion of the Midnight Express and the issue by Investissement Quebec of the required performance bond. The Company expects that these conditions will be satisfied soon.

A copy of the Company's press release announcing the above is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.         Description

     99.1 Press release dated April 15, 2003.

     99.2 First  Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.3 Second Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.4 Third  Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.5 Fourth  Amendment  to the Conversion  Contract  dated
          December 3, 2002 between Davie Maritime, Inc. as Builder, and Torch Express L.L.C., as Owner

     99.6 Fifth Amendment to the Conversion Contract made as of December 3, 2002 between Davie Maritime, Inc. a company organized and existing under the laws of Canada, and Torch Express L.L.C., a company organized and existing under the laws of Louisiana

     99.7 Parent  Company Guarantee to Davie Maritime Inc. from
          Torch Offshore, Inc.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.


                              By: /s/ ROBERT E. FULTON
Date: April 22, 2003          -------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                   Description

     99.1 Press release dated April 15, 2003.

     99.2 First Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.3 Second Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.4 Third  Amendment to the Conversion Contract  dated
          December 3, 2002 between Davie Maritime,  Inc.  as
          Builder, and Torch Express L.L.C., as Owner

     99.5 Fourth  Amendment  to the Conversion  Contract  dated
          December 3, 2002 between Davie Maritime, Inc. as Builder, and Torch Express L.L.C., as Owner

     99.6 Fifth Amendment to the Conversion Contract made as of December 3, 2002 between Davie Maritime, Inc. a company organized and existing under the laws of Canada, and Torch Express L.L.C., a company organized and existing under the laws of Louisiana

     99.7 Parent  Company Guarantee to Davie Maritime Inc. from
          Torch Offshore, Inc.

                                                    EXHIBIT 99.1

NEWS RELEASE
For immediate release to:    Contact: Bob Fulton (1) 504-367-7030
Analysts, Financial Community, Media       b.fulton@torchinc.com
                                      Bradley Lowe(1)504-367-7030
 							 b.lowe@torchinc.com

    Torch Offshore - Midnight Express Conversion Contract

New Orleans, Louisiana USA, April 15, 2003

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced today that all of the conditions of the contract for the conversion of the Midnight Express, entered into with Davie Maritime Inc. (the "Shipyard") of Quebec, Canada, through its subsidiary, Torch Express L.L.C., to become unconditionally effective have been satisfied except for the closing of the Company's $60.0 million financing with Regions Bank and Export Development Canada (EDC) to fund the conversion of the Midnight Express and the issue by Investissement Quebec of the required performance bond, expected to occur soon.

The total value of the conversion contract with the Shipyard is approximately $37.0 million, which represents a major portion of the expected cost to convert the vessel to a DP-2 offshore pipelay and construction vessel with a total cost of approximately $90.0 million. The vessel is expected to be delivered to the Company's active fleet in the first quarter of 2004, after sea trials. The Company has incurred approximately $31.0 million of costs associated with the conversion through March 31, 2003.

Lyle G. Stockstill, Torch Offshore, Inc. Chairman and Chief Executive Officer, commented, "The progress made to date shows the Company's commitment to our expansion into the deepwater and our confidence in Davie Maritime Inc. The Midnight Express has been drydocked at the Davie Maritime Inc. shipyard and we have continued to move forward with our third party suppliers of various aspects of the conversion, including the construction of our patent-pending pipelay system. In addition, we continue to work closely with Regions Bank and EDC to finalize the finance portion of the conversion."

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of
1995. The forward-looking statements in this news release include statements about the modification and/or conversion timing and cost of the Midnight Express, the capabilities of the Midnight Express, the Company's ability to use its capital resources for the conversion of the Midnight Express, and the timing for completion of the conversion financing. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.



                                              EXHIBIT 99.2

FIRST AMENDMENT TO THE CONVERSION CONTRACT dated December 3,
2002  between  DAVIE MARITIME, INC., as Builder,  and  TORCH
EXPRESS L.L.C., as Owner

WHEREAS:

A. Article 29.4 provides that the Conversion Contract will become null and void at the expiry of 90 days after its date of execution unless by such date specified conditions have been either satisfied or waived; and

B.        The parties wish to extend such date.

WITNESSETH that the parties have agreed as follows:

1.        The  figure "90" where it appears in Article  29.4
          of the Contract is hereby deleted and replaced with the figure "106".

2. The Contract is in all other respects is hereby confirmed.

IN  WITNESS  WHEREOF  the  parties have  caused  this  First
Amendment to the Contract to be signed by their duly authorized signatories as of March 3, 2003.


                                 DAVIE MARITIME INC.

                                 By: /s/ Richard Bertrand
					   ------------------------
    	                           Richard Bertrand


                                 TORCH EXPRESS L.L.C.

                                 By: /s/ Lyle Stockstill
					   ------------------------
                                 Lyle Stockstill


                                                EXHIBIT 99.3

SECOND  AMENDMENT TO THE CONVERSION CONTRACT dated  December
3,  2002 between DAVIE MARITIME, INC., as Builder, and TORCH
EXPRESS L.L.C., as Owner

WHEREAS:

A. Article 29.4 as amended provides that it will become null and void at the expiry of 106 days after its date of execution unless by such date specified conditions have been either satisfied or waived; and

B. The parties wish to extend such expiry date further.

WITNESSETH that the parties have agreed as follows:

1. The figure "106" where it appears in Article 29.4 of the Contract as amended is hereby deleted and replaced with the figure "111".

2. The Contract is in all other respects hereby confirmed.

IN  WITNESS  WHEREOF  the parties have  caused  this  Second
Amendment to the Contract to be signed by their duly authorized signatories as of March 19, 2003.


                                 DAVIE MARITIME INC.

                                 By: /s/ Richard Bertrand
					   ------------------------
                                 Richard Bertrand

                                 TORCH EXPRESS L.L.C.

                                 By: /s/ Lyle Stockstill
					   ------------------------
                                 Lyle Stockstill


                                                EXHIBIT 99.4

THIRD AMENDMENT TO THE CONVERSION CONTRACT dated December 3,
2002  between  DAVIE MARITIME, INC., as Builder,  and  TORCH
EXPRESS L.L.C., as Owner

WHEREAS:

A. Article 29.4 as amended provides that it will become null and void at the expiry of 111 days after its date of execution unless by such date specified conditions have been either satisfied or waived; and

B. The parties wish to extend such expiry date further.

WITNESSETH that the parties have agreed as follows:

1. The figure "111" where it appears in Article 29.4 of the Contract as amended is hereby deleted and replaced with the figure "120".

2. The Contract is in all other respects hereby confirmed.

IN  WITNESS  WHEREOF  the parties have  caused  this  Second
Amendment to the Contract to be signed by their duly authorized signatories as of March 24, 2003.


                                 DAVIE MARITIME INC.

                                 By: /s/ Richard Bertrand
					   ------------------------
                                 Richard Bertrand

                                 TORCH EXPRESS L.L.C.

                                 By: /s/ Lyle Stockstill
					   ------------------------
                                 Lyle Stockstill


                                                EXHIBIT 99.5

FOURTH  AMENDMENT TO THE CONVERSION CONTRACT dated  December
3,  2002 between DAVIE MARITIME, INC., as Builder, and TORCH
EXPRESS L.L.C., as Owner

WHEREAS:

A. Article 29.4 as amended provides that it will become null and void at the expiry of 120 days after its date of execution unless by such date specified conditions have been either satisfied or waived; and

B. The parties wish to extend such expiry date further.

WITNESSETH that the parties have agreed as follows:

1. The figure "120" where it appears in Article 29.4 of the Contract as amended is hereby deleted and replaced with the figure "128".

2. The Contract is in all other respects hereby confirmed.

IN  WITNESS  WHEREOF  the parties have  caused  this  Second
Amendment to the Contract to be signed by their duly authorized signatories as of April 2, 2003.


                                 DAVIE MARITIME INC.

                                 By: /s/ Richard Bertrand
					   ------------------------
                                 Richard Bertrand

                                 TORCH EXPRESS L.L.C.

                                 By: /s/ Lyle Stockstill
					   ------------------------
                                 Lyle Stockstill

                                                EXHIBIT 99.6

FIFTH AMENDMENT TO THE CONVERSION CONTRACT made as of December 3, 2002 between DAVIE MARITIME INC., a company organized and existing under the laws of Canada whose registered office address is 22 George D. Davie Rd., Levis, Quebec G6V 8V5 in the city and judicial district of Quebec, Province of Quebec, represented by Mr. Richard Bertrand, duly authorized to act hereunder, as he so states (the "Builder"), and TORCH EXPRESS L.L.C., a company organized and existing under the laws of Louisiana whose registered office address is 401 Whitney Ave., Gretna, LA 70056 USA. (the "Owner").

WHEREAS:

1.         Builder  and  Owner are parties to  a  Conversion
Contract  dated December 3, 2002 which was amended effective
March 3, 19, 24 and April 2, 2003.

2. The parties wish to amend the Conversion Contract as so amended (the "Amended Contract") as provided herein.

WITNESSETH that the Builder and Owner have agreed as follows:

1. The definition of "Contractual Re-Delivery Date" is hereby amended to read as follows: "Contractual Re-Delivery Date" means the date which is 357 days after January 3, 2003, as extended by the duration of any one or more periods of Permissible Delay; provided that Owner shall have authorized in writing the performance by Builder, during the period commencing with the Contract Signing Date (notwithstanding that the Contract shall not have become effective), of that portion of the Work specified by Builder in its letter to Owner dated November 27, 2003."

2. Article 6 of the Amended Contract is hereby amended by adding at the end thereof the following:

          "Each  invoice delivered by  Builder  to
          Owner shall include a certificate to  be
          signed   by  Builder's  chief  executive
          officer   or  chief  financial   officer
          addressed  to  Owner  and  the   lenders
          referred to in Article 4.6(a),  in  form
          and  substance  satisfactory  to  Owner,
          certifying to the effect that, except as
          may  be  set forth therein, (a)  Builder
          has made full and timely payment for all
          labour,    services,    materials    and
          equipment    provided   by    employees,
          suppliers,  subcontractors,  agents  and
          governments in connection with the  Work
          or  the Ship (except amounts the payment
          of which is being disputed in good faith
          by   Builder);  and  (b)   to  the  best
          knowledge  and  belief  of  the   person
          signing  such  certificate no  employee,
          supplier,   subcontractor,   agent    or
          government  has filed any  claim  for  a
          Lien  (as  defined  in  Article  4.6(a))
          against the Work or the Ship arising out
          of   the   provision  of   any   labour,
          services,  materials  or  equipment   in
          connection  with the Work or  the  Ship.
          Owner shall not be obligated to pay an invoice unless it is accompanied by such certificate."

3. Article 9.7 of the Amended Contract is hereby deleted and replaced with the following:

          "9.7 In the event that the date on which Re-Delivery of the Ship takes place (the
          "Actual Re-Delivery Date") occurs on or before November 19, 2003 (as extended by the duration of any one or more periods of "Permissible Delay", the "Bonus Re-
          Delivery Date"), Owner shall pay Builder a daily bonus based on the number of days by which the Actual Re-Delivery
          Date  is  earlier  than  the  Bonus  Re-
          Delivery Date less a grace period of seven (7) days, determined as follows:

          (a)   if  the  Actual  Re-Delivery  Date
          occurs  within  seven (7) and  seventeen
          (17)  days  before the Bonus Re-Delivery
          Date, $12,500 for each day by which the Actual Re-Delivery Date is earlier than the Bonus Re-Delivery Date, and

          (b)   if  the  Actual  Re-Delivery  Date
          occurs more than seventeen (17) but less than thirty-one (31) days before the Bonus Re-Delivery Date, $17,500 for each day by which the Actual Re-Delivery Date is earlier than the seventeenth (17th) day before the Bonus Re-Delivery Date, and

          (c)   if  the  Actual  Re-Delivery  Date
          occurs more than thirty (30) days before
          the  Bonus Re-Delivery Date, $25,000 for
          each day by which the Actual Re-Delivery
          Date   is  earlier  than  the  thirtieth
          (30th)  day before the Bonus Re-Delivery
          Date;

          provided,  however,  that  the   maximum
          amount  payable by Owner to  Builder  by
          way  of  bonus  under this  Article  9.7
          shall not exceed five per cent (5%) of the Contract Price as amended from time to time."

4. The following is hereby added as Article 9.8 of the Amended Contract:

          "9.8       Should ice formation  on  the
          St.  Lawrence Seaway, prevent  the  safe
          operation   of  the  Ship,  the   delays
          incurred by the Builder to proceed  with
          the   performance  of  Sea   Trials   or
          preventing the departure of the Ship  to
          perform  Sea Trials or its return  after
          Sea Trials, shall constitute a period of
          Permissible  Delay.  In as much  as  ice
          formation  should only  delay  the  safe
          return of the Ship to the shipyard after
          Sea  Trials,  the Owner may elect,  once
          the  Sea  Trials are completed, to  have
          the   Remedial  Work  completed  by  the
          Builder  in  facilities other  than  the
          Yard.   If such an election is  made  by
          the Owner, all costs associated with the
          Remedial Work which are in excess of the
          cost  for  the  Builder to complete  the
          Remedial Work at the shipyard, shall  be
          paid  by  the  Owner. In the  event  the
          Owner  elects  to  have  Remedial   Work
          completed  by the Builder in  facilities
          other  than the Yard may also  elect  to
          take  Re-Delivery of  the  Ship  in  the
          alternative facilities as opposed to the
          Yard  as specified in Article 10.6   but
          always subject to all other portions  of
          Article 10.  "

5. Article 12.3(a) of the Amended Contract is hereby amended by adding at the end thereof the following:

          "All   policies  to  be  maintained   by
          Builder   in  accordance  with   Article
          12.2(a) shall name Regions Bank, as Agent, as additional insured as its interests may appear."

6. Article 14 of the Amended Contract is hereby amended by adding at the end thereof the following:

          "It  is also understood and agreed that:
          (A)    for   the   purposes    of    the
          parenthetical wording in Article 14.3(a)
          and the definition of Permissible Delay,
          neither  the  taking of  any  action  by
          Samir or any other creditor of the  Yard
          or any related assets, nor any change in
          the   status  of  the  Working   Capital
          Facility  Guarantee shall  constitute  a
          Force Majeure Event or Development;  and
          (B)  the  rights and remedies  of  Owner
          under  or  pursuant to  the  Performance
          Bond  are  without  limitation  of   the
          rights and remedies of Owner under or pursuant to the Contract."

7. Article 15.1 of the Amended Contract is hereby amended to add the following as the third sentence thereof:

          "If  Builder  is  in breach  or  default
          under  this  Article  15.1  and  if  the
          aggregate amount of such unpaid items is
          more  than  $10,000, Owner shall,  among
          other  things, have the right to  deduct
          the  amount  of  any such  unpaid  items
          (whether   or  not  a  Lien   has   been
          asserted)  from any payments  due  under
          the  Amended  Contract.  Such  deduction
          shall  be valid until such time as,  for
          each  unpaid  item,  Builder  (a)  gives
          Owner  an  acquittance  issued  by   any
          suppliers, subcontractors and/or workmen
          for   such  unpaid  item  in  form   and
          substance   reasonably   acceptable   to
          Owner,  (b) gives Owner further security
          protecting  Owner,  in  such  form   and
          amount as Owner may reasonably require, against any claims against the Ship or the Owner that could be made by any suppliers, subcontractors and/or workmen for such unpaid item, or (c) establishes to the reasonable satisfaction of Owner that no claims against the Ship or the Owner could be made by any suppliers, subcontractors and/or workmen for such unpaid item."

8. The Amended Contract is in all other respects hereby confirmed.

IN  WITNESS  WHEREOF  the  parties have  caused  this  Fifth
Amendment to the Contract to be signed by their duly authorized signatories as of April 11, 2003.


                                 DAVIE MARITIME INC.

                                 By: /s/ Richard Bertrand
					   ------------------------
                                 Richard Bertrand

                                 TORCH EXPRESS L.L.C.

                                 By: /s/ Lyle Stockstill
					   ------------------------
                                 Lyle Stockstill


                                                EXHIBIT 99.7

                                              April 11, 2003

Davie Maritime Inc.
22 rue George D. Davie
Levis, Quebec G6V 8V5

            Midnight Express Conversion Contract


Gentlemen:

We refer to the Midnight Express Conversion Contract (the "Contract") dated December 3, 2002 made among you, as builder (the "Builder"), and our wholly-owned subsidiary, Torch Express L.L.C., as owner (the "Owner"), in respect of the conversion of the "Midnight Express" into a dynamically positioned pipe-laying vessel.

In consideration of your entry into the Contract, we hereby irrevocably and unconditionally guarantee to you that Owner will duly and punctually observe and perform all terms and conditions contained in and discharge all obligations required under the Contract.

This guarantee shall be a continuing guarantee and shall remain in force and effect until all obligations of Owner under the Contract have been fully and completely. Furthermore, we hereby consent, subject to notification, to any changes, extensions or adjustments of the Contract and agree that no such changes, extensions or adjustments shall discharge us from any liability herein in whole or in part.

We further represent, warrant and agree that:

          (a) our obligations as guarantor shall, without limitation, include the obligation to provide Owner with sufficient funds to cure any default promptly following the giving
		   by you of any notice of default;

	    (b)  our obligations hereunder shall not be affected by any act, omission, matter or thing which might, but for this provision, operate to release or otherwise exonerate from our liabilities hereunder including without limitation:

               (i)  any time or waiver granted to Owner, or

               (ii) any delay or omission on the part of yourselves in
                    exercising any rights, powers or remedies available to you against Owner;

          (c) as provided in Article 20.2 of the Contract, we shall be a party to any arbitration conducted in accordance
		   with such Article and, whether or not we exercise our right to participate in such arbitration, we shall be bound, as guarantor, by any award of the arbitrators and by the order of any court in Canada or the United States which is issued for the purpose of enforcing such award; and

          (d) this Guarantee has been duly authorized by all necessary corporate action and is our valid, binding obligation enforceable in accordance with its terms.

This guarantee shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable thereto.

The Owner, the Builder and ourselves confirm that it is their wish that this Guarantee, as well as any other documents relating to this Guarantee, including notices and demands, have been and shall be drawn up in the English language only. Les parties aux presentes confirment leur volonte que cette convention, de meme que tous les documents, y compris tous avis et demandes, soient rediges en anglais seulement.

Any notice hereunder shall be sent by post or fax (confirmed by registered mail) to ourselves at the address and fax number set out above.

TORCH OFFSHORE INC


/s/ Lyle G. Stockstill
-------------------------

Lyle G. Stockstill, Chairman of the Board of Directors